Trade and other payables (Tables)	12 Months Ended
Dec. 31, 2021
Schedule of trade and other payables

Current	2021 £’000	2020 £’000	2019 £’000
Trade payables	485	337	725
Other payables	5	26	13
Accruals	546	768	1,765
Total financial liabilities, excluding loans and borrowings, classified as financial liabilities measured at amortised cost	1,036	1,131	2,503
Tax and social security	56	31	86
Deferred revenue and government grants	–	68	1,905
Total trade and other payables	1,092	1,230	4,494